                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

First Interstate Capital Management, Inc.
7501 East McCormick Pkwy.
Scottsdale, Arizona  85258

Re:      Pacifica 100% U.S. Treasury Money Market Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and First Interstate Capital Management, Inc. (the "Advisor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust, and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The 100% U.S. Treasury Money Market Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Advisor have entered into a Master Investment Advisory Contract ("Master Advisory Contract"), pursuant to which the Trust has employed the Advisor to provide investment advisory and other services specified in that contract and the Advisor has accepted such employment.

         3. As provided for in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Advisor hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall, with respect to the Fund, pay the Advisor a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the following rates:

Portion of Average Daily Value of
Net Assets of the Fund                                               Fee Rate
---------------------------------                                    --------
Assets up to $500 million                                            .030%
Assets from $500 million to $1 billion                               .025%
Assets over $1 billion                                               .020%

         6. As provided and defined in paragraph 7 of the Master Advisory Contract, the "Advisor's reimbursement" shall for purposes of this Supplement with respect to the Fund equal 67%.

         7. This Supplement and the Master Advisory Contract, (together, the "Contract") shall become effective on February 1, 1996, and shall continue in effect with respect to the Fund for a period of two years and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940 ("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in this Contract on 60 days written notice to the Sponsor or by the Sponsor on 60 days written notice to the Trust. The Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Advisors, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                             Very truly yours,

                                             PACIFICA FUNDS TRUST

                                             By: __________________________

                                             Name: ________________________

                                             Title: _______________________

Accepted:

First Interstate Capital Management, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

First Interstate Capital Management, Inc.
7501 East McCormick Pkwy.
Scottsdale, Arizona  85258

Re:      Pacifica National Tax-Exempt Money Market Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and First Interstate Capital Management, Inc. (the "Advisor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust, and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The National Tax-Exempt Money Market Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Advisor have entered into a Master Investment Advisory Contract ("Master Advisory Contract"), pursuant to which the Trust has employed the Advisor to provide investment advisory and other services specified in that contract and the Advisor has accepted such employment.

         3. As provided for in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Advisor hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall, with respect to the Fund, pay the Advisor a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the following rates:

Portion of Average Daily Value of
Net Assets of the Fund                                              Fee Rate
---------------------------------                                   --------
Assets up to $500 million                                           .035%
Assets from $500 million to $1 billion                              .030%
Assets over $1 billion                                              .025%

         6. As provided and defined in paragraph 7 of the Master Advisory Contract, the "Advisor's reimbursement" shall for purposes of this Supplement with respect to the Fund equal 70%.

         7. This Supplement and the Master Advisory Contract, (together, the "Contract") shall become effective on February 1, 1996, and shall continue in effect with respect to the Fund for a period of two years and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940 ("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in this Contract on 60 days written notice to the Sponsor or by the Sponsor on 60 days written notice to the Trust. The Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Advisor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                Very truly yours,

                                                PACIFICA FUNDS TRUST

                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________

Accepted:

First Interstate Capital Management, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

First Interstate Capital Management, Inc.
7501 East McCormick Pkwy.
Scottsdale, Arizona  85258

Re:      Pacifica California Tax-Exempt Money Market Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and First Interstate Capital Management, Inc. (the "Advisor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust, and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The California Tax-Exempt Money Market Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Advisor have entered into a Master Investment Advisory Contract ("Master Advisory Contract"), pursuant to which the Trust has employed the Advisor to provide investment advisory and other services specified in that contract and the Advisor has accepted such employment.

         3. As provided for in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Advisor hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall, with respect to the Fund, pay the Advisor a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the following rates:

Portion of Average Daily Value of
Net Assets of the Fund                                              Fee Rate
---------------------------------                                   --------
Assets up to $500 million                                           .035%
Assets from $500 million to $1 billion                              .030%
Assets over $1 billion                                              .025%

         6. As provided and defined in paragraph 7 of the Master Advisory Contract, the "Advisor's reimbursement" shall for purposes of this Supplement with respect to the Fund equal 70%.

         7. This Supplement and the Master Advisory Contract, (together, the "Contract") shall become effective on February 1, 1996, and shall continue in effect with respect to the Fund for a period of two years and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940 ("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in this Contract on 60 days written notice to the Sponsor or by the Sponsor on 60 days written notice to the Trust. The Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Advisor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                Very truly yours,

                                                PACIFICA FUNDS TRUST

                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________

Accepted:

First Interstate Capital Management, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

First Interstate Capital Management, Inc.
7501 East McCormick Pkwy.
Scottsdale, Arizona  85258

Re:      Pacifica International Equity Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and First Interstate Capital Management, Inc. (the "Advisor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust, and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The International Equity Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Advisor have entered into a Master Investment Advisory Contract ("Master Advisory Contract"), pursuant to which the Trust has employed the Advisor to provide investment advisory and other services specified in that contract and the Advisor has accepted such employment.

         3. As provided for in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Advisor hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall, with respect to the Fund, pay the Advisor a monthly fee on the first business day of each month at the annual rate of 1.00% on the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund.

         6. As provided and defined in paragraph 7 of the Master Advisory Contract, the "Advisor's reimbursement" shall for purposes of this Supplement with respect to the Fund equal 87%.

         7. This Supplement and the Master Advisory Contract, (together, the "Contract") shall become effective on February 1, 1996, and shall continue in effect with respect to the Fund for a period of two years and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940 ("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in this Contract on 60 days written notice to the Sponsor or by the Sponsor on 60 days written notice to the Trust. The Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Advisor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                Very truly yours,

                                                PACIFICA FUNDS TRUST

                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________

Accepted:

First Interstate Capital Management, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                              PACIFICA FUNDS TRUST
                                 237 Park Avenue
                            New York, New York 10017

                                February 1, 1996

First Interstate Capital Management, Inc.
7501 East McCormick Pkwy.
Scottsdale, Arizona  85258

Re:      Pacifica Equity Index Fund

Dear Sirs:

         This will confirm the agreement between the undersigned (the "Trust") and First Interstate Capital Management, Inc. (the "Advisor") as follows:

         1. The Trust is an open-end management investment company organized as a Massachusetts business trust, and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The Equity Index Fund (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Advisor have entered into a Master Investment Advisory Contract ("Master Advisory Contract"), pursuant to which the Trust has employed the Advisor to provide investment advisory and other services specified in that contract and the Advisor has accepted such employment.

         3. As provided for in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Advisor hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of such Master Advisory Contract being hereby incorporated herein by reference.

         4. The term "Funds" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall, with respect to the Fund, pay the Advisor a monthly fee on the first business day of each month at the annual rate of 0.25% on the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund.

         6. As provided and defined in paragraph 7 of the Master Advisory Contract, the "Advisor's reimbursement" shall for purposes of this Supplement with respect to the Fund equal 63%.

         7. This Supplement and the Master Advisory Contract, (together, the "Contract") shall become effective on February 1, 1996, and shall continue in effect with respect to the Fund for a period of two years and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940 ("1940 Act")) and (b) by the vote, cast in person at a meeting called for the purpose of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in this Contract on 60 days written notice to the Sponsor or by the Sponsor on 60 days written notice to the Trust. The Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         If the foregoing correctly sets forth the agreement between the Trust and the Advisor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                                Very truly yours,

                                                PACIFICA FUNDS TRUST

                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________

Accepted:

First Interstate Capital Management, Inc.

By: _____________________________________

Name: ___________________________________

Title: __________________________________

                                      - 3 -